Exhibit (10)(b)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints each of Christopher O. Blunt, Dylan W. Huang, Thomas F. English and Judy R. Bartlett, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Annuity Separate Account – III (File Number 333-80535, 033-87382, 333-30706, 333-156018, 333-158552, 333-172046 and 333-178743) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/ Christopher Ashe Christopher Ashe	January 27, 2017 Date

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints each of Christopher O. Blunt, Dylan W. Huang, Thomas F. English and Judy R. Bartlett, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Annuity Separate Account – III (File Number 333-80535, 033-87382, 333-30706, 333-156018, 333-158552, 333-172046 and 333-178743) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/ David G. Bedard	January 27, 2017
David G. Bedard	Date

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints each of Christopher O. Blunt, Dylan W. Huang, Thomas F. English and Judy R. Bartlett, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Annuity Separate Account – III (File Number 333-80535, 033-87382, 333-30706, 333-156018, 333-158552, 333-172046 and 333-178743) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/ Christopher O. Blunt	January 27, 2017
Christopher O. Blunt	Date

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints each of Christopher O. Blunt, Dylan W. Huang, Thomas F. English and Judy R. Bartlett, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Annuity Separate Account – III (File Number 333-80535, 033-87382, 333-30706, 333-156018, 333-158552, 333-172046 and 333-178743) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/ John T. Fleurant	January 27, 2017
John T. Fleurant	Date

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints each of Christopher O. Blunt, Dylan W. Huang, Thomas F. English and Judy R. Bartlett, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Annuity Separate Account – III (File Number 333-80535, 033-87382, 333-30706, 333-156018, 333-158552, 333-172046 and 333-178743) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/ Robert M. Gardner	January 27, 2017
Robert M. Gardner	Date

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints each of Christopher O. Blunt, Dylan W. Huang, Thomas F. English and Judy R. Bartlett, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Annuity Separate Account – III (File Number 333-80535, 033-87382, 333-30706, 333-156018, 333-158552, 333-172046 and 333-178743) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/ Matthew M. Grove	January 27, 2017
Matthew M. Grove	Date

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints each of Christopher O. Blunt, Dylan W. Huang, Thomas F. English and Judy R. Bartlett, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Annuity Separate Account – III (File Number 333-80535, 033-87382, 333-30706, 333-156018, 333-158552, 333-172046 and 333-178743) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/ Frank Harte	January 27, 2017
Frank Harte	Date

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints each of Christopher O. Blunt, Dylan W. Huang, Thomas F. English and Judy R. Bartlett, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Annuity Separate Account – III (File Number 333-80535, 033-87382, 333-30706, 333-156018, 333-158552, 333-172046 and 333-178743) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/ Thomas A. Hendry	January 27, 2017
Thomas A. Hendry	Date

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints each of Christopher O. Blunt, Dylan W. Huang, Thomas F. English and Judy R. Bartlett, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Annuity Separate Account – III (File Number 333-80535, 033-87382, 333-30706, 333-156018, 333-158552, 333-172046 and 333-178743) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/ Dylan W. Huang	January 27, 2017
Dylan W. Huang	Date

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints each of Christopher O. Blunt, Dylan W. Huang, Thomas F. English and Judy R. Bartlett, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Annuity Separate Account – III (File Number 333-80535, 033-87382, 333-30706, 333-156018, 333-158552, 333-172046 and 333-178743) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/ John Y. Kim	January 27, 2017
John Y. Kim	Date

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints each of Christopher O. Blunt, Dylan W. Huang, Thomas F. English and Judy R. Bartlett, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Annuity Separate Account – III (File Number 333-80535, 033-87382, 333-30706, 333-156018, 333-158552, 333-172046 and 333-178743) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/ Mark J. Madgett Mark J. Madgett	January 27, 2017 Date

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints each of Christopher O. Blunt, Dylan W. Huang, Thomas F. English and Judy R. Bartlett, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Annuity Separate Account – III (File Number 333-80535, 033-87382, 333-30706, 333-156018, 333-158552, 333-172046 and 333-178743) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/ Theodore A. Mathas Theodore A. Mathas	January 27, 2017 Date

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints each of Christopher O. Blunt, Dylan W. Huang, Thomas F. English and Judy R. Bartlett, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Annuity Separate Account – III (File Number 333-80535, 033-87382, 333-30706, 333-156018, 333-158552, 333-172046 and 333-178743) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/ Amy Miller Amy Miller	January 27, 2017 Date

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints each of Christopher O. Blunt, Dylan W. Huang, Thomas F. English and Judy R. Bartlett, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Annuity Separate Account – III (File Number 333-80535, 033-87382, 333-30706, 333-156018, 333-158552, 333-172046 and 333-178743) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/ Arthur H. Seter Arthur H. Seter	January 27, 2017 Date

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints each of Christopher O. Blunt, Dylan W. Huang, Thomas F. English and Judy R. Bartlett, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Annuity Separate Account – III (File Number 333-80535, 033-87382, 333-30706, 333-156018, 333-158552, 333-172046 and 333-178743) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/ Joel M. Steinberg Joel M. Steinberg	January 27, 2017 Date

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints each of Christopher O. Blunt, Dylan W. Huang, Thomas F. English and Judy R. Bartlett, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Annuity Separate Account – III (File Number 333-80535, 033-87382, 333-30706, 333-156018, 333-158552, 333-172046 and 333-178743) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/ Matthew D. Wion Matthew D. Wion	January 27, 2017 Date